                                                      EXHIBIT 10.37


                                 HOMESIDE, INC.

                             1996 STOCK OPTION PLAN

        1.      Purpose of the Plan.

        This stock option plan (the "Plan") is intended to encourage ownership of the stock of HomeSide, Inc., a Delaware corporation (the "Company"), by employees of the Company and/or its subsidiaries, to induce qualified personnel to enter and remain in the employ of the Company and/or its subsidiaries and otherwise to provide additional incentive for optionees to promote the success of its business.

        2.      Stock Subject to the Plan.

                (a) The total number of shares of the authorized but unissued or Treasury shares of the Class A voting common stock, par value $.01 per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 34,285 shares; subject to adjustment as provided in Section 11 hereof.

                (b) If an option granted hereunder shall expire or terminate for any reason without having vested fully or having been exercised in full, the unvested and/or unpurchased shares subject thereto shall again be available for subsequent option grants under the Plan.

                (c) Stock issuable upon exercise of an option granted under the Plan may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Committee.

        3. Administration of the Plan. Following the initial grant of options hereunder, the Plan shall be administered by a committee (the "Committee") consisting of two or more members of the Company's Board of Directors (the "Board"), each of whom shall be, at any time during which the Company has a class of equity securities registered under the Securities Exchange Act of 1934, as amended (the "Act"), a "disinterested person" as defined from time to time in Rule 16b-3 promulgated under the Act. At any time during which the Company has a class of equity securities registered under the Act, as to all persons who are members of the Board or officers of the Company within the meaning of Section 16(b) of the Act, the Committee shall from time to time determine to whom options or other rights shall be granted under the Plan, whether options granted shall be incentive stock options or non-qualified stock options, the terms of the options or other rights, and the number of shares which may be granted under options. The Committee shall report to the Board the names of individuals to whom stock or options or other rights are to be granted, the number of shares covered and the terms and conditions of each grant. During any time that the Company does not have a class of equity securities registered under the Act as to all persons, and at any time during which the Company has a class of equity securities registered under the Act as to persons other than members of the Board or officers, the determinations described in this paragraph may be made by the Committee or by the Board, as the Board shall direct in its discretion, and references in the Plan to the Committee shall be understood to refer to the Board in any such case.

        The grant of options and other rights shall be made by action of the Board at a meeting at which a quorum of its members is present, or by unanimous written consent of all its members.

        The Board of Directors may from time to time appoint a member or members of the Committee in substitution for or in addition to the member or members then in office and may fill vacancies on the Committee however caused. The Committee shall choose one of its members as Chairman and shall hold meetings at such times and places as it shall deem advisable. A majority of the members of the Committee shall constitute a quorum and any action may be taken by a majority of those present and voting at any meeting. Any action may also be taken without the necessity of a meeting by a written instrument signed by a majority of the Committee. The decision of the Committee as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Committee shall have the authority to adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable in the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement granted hereunder in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. No Committee member shall be liable for any action or determination made in good faith.

        4.      Type of Options.

        Options granted pursuant to the Plan shall be authorized by action of the Committee and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Committee.

        The optionee must notify the Company promptly in the event that he sells, transfers, exchanges or otherwise disposes of any shares of Common Stock issued upon exercise of an incentive stock option before the later of (i) the second anniversary of the date of grant of the incentive stock option, and (ii) the first anniversary of the date the shares were issued upon his exercise of the incentive stock option.

        5.      Eligibility.

        Options designated as incentive stock options may be granted only to officers and key employees of the Company or of any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424 of the Code and the Treasury Regulations promulgated thereunder (the "Regulations"). Options designated as non-qualified options may be granted to directors, consultants, officers or key employees of the Company or of any of its subsidiaries.

        In determining the eligibility of an individual to be granted an option, as well as in determining the number of shares to be optioned to any individual, the Committee shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Committee may deem relevant.

        No option designated as an incentive stock option shall be granted to any employee of the Company or any subsidiary if such employee owns, immediately prior to the grant of an option, stock representing more than ten (10%) of the voting power or more than ten (10%) of the value of all classes of stock of the Company or a parent or a subsidiary, unless the purchase price for the stock under such option shall be at least 110% of its fair market value at the time such option is granted and the option, by its terms, shall not be exercisable more than five years from the date it is granted. In determining the stock ownership under this paragraph, the provisions of Section 424(d) of the Code shall be controlling. In determining the fair market value under this paragraph, the provisions of Section 7 hereof shall apply.

        6.      Option Agreement.

        Each option shall be evidenced by an option agreement (the "Agreement") in such form as the Committee shall approve from time to time, specifying the number of shares of Common Stock that may be purchased pursuant to the option, the time or times at which the option shall become exercisable, the term of the option and whether such option is intended to be an incentive stock option or a non-qualified stock option, which Agreement shall be duly executed on behalf of the Company and by the optionee to whom such option is granted. Such Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Committee, provided that options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. The date of grant of an option shall be as determined by the Committee. More than one option may be granted to an individual.

        7.      Option Price.

        The option price or prices of shares of the Company's Common Stock for options designated as non-qualified stock options shall be the fair market value of such Common Stock as determined by the Committee. The option price or prices of shares of the Company's Common Stock for incentive stock options shall be at least 100% of the fair market value of such Common Stock at the time the option is granted as determined by the Committee in accordance with the Regulations promulgated under Section 422 of the Code. If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the business day immediately preceding the date of the grant of the option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations
Section 25.2512-2. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the high and low sales prices, if any, as reported in the Nasdaq National Market ("Nasdaq") for the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the shares are not then either listed on any such exchange or quoted in Nasdaq, the fair market value shall be the mean between the average of the "Bid" and the average of the "Ask" prices, if any, as reported in the National Daily Quotation Service for the business day immediately preceding the date of the grant of the option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Treasury Regulations Section 25.2512-2. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Committee.

        8.      Manner of Payment; Manner of Exercise.

                (a) Options granted under the Plan may be exercised by notice to the Company as specified in sub-paragraph (b) below, and payment therefor may be made by (i) delivery of cash or a check payable to the order of the Company in an amount equal to the exercise price of such options, (ii) delivery of certificates registered in the name of the optionee or his personal representative for shares of Common Stock legally and beneficially owned by the optionee, fully vested and free of all liens, claims and encumbrances of every kind and having a fair market value on the date of delivery equal in amount to the exercise price of the options being exercised, such certificates to be duly endorsed, or accompanied by stock powers duly endorsed, by the record holder of the shares represented by such certificates, or (iii) any combination of (i) and
(ii), provided, however, that (x) payment of the exercise price pursuant to (ii) above may be made only to the extent such payment does not result in a charge to earnings for financial accounting purposes as determined by the Committee and
(y) the optionee may not make payment in shares of Common Stock that he acquired upon the exercise of any incentive stock option, unless he has held the shares until at least two (2) years after the date the incentive stock option was granted and at least one (1) year after the date the incentive stock option was exercised. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined by the Committee in accordance with Section 7 hereof. After the Company has a class of equity securities registered under the Act, payment may also be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                (b) To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the option, to the Secretary or Treasurer of the Company, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the option at such time, during ordinary business hours, as soon as possible and in no event more than twenty
(20) business days from the date of receipt of the notice by the Company, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the option.

        9.      Term of Options; Exercisability.

                (a)      Term.

                         (1) Each option shall expire not more than ten (10)
years from the date of the granting thereof, but shall be subject to earlier termination as herein provided.

                         (2) Except as otherwise provided in the Agreement or
set forth below, an option granted to any employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall terminate immediately on the date such optionee ceases to be an employee of the Company or one of its subsidiaries, or on the date on which the option expires by its terms, whichever occurs first.

                         (3) If such termination of employment is because the
optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such option shall terminate on the last day of the twelfth month from the date such optionee ceases to be an employee, or on the date on which the option expires by its terms, whichever occurs first.

                         (4) In the event of the death of any optionee, any
option granted to such optionee shall terminate on the last day of the twelfth month from the date of death, or on the date on which the option expires by its terms, whichever occurs first.

                         (5) Notwithstanding subparagraphs (2), (3) and (4), the
Committee shall have the authority to extend the expiration date of any outstanding option in circumstances in which it deems such action to be appropriate, provided that no such extension shall extend the term of an option beyond the date on which the option would have expired if no termination of the optionee's employment had occurred.

                (b)      Exercisability.

                         (1) Except as otherwise determined from time to time by
the Committee, non-qualified options granted under the Plan shall, subject to the other provisions of Section 9(b) hereof and Section 11 hereof, shall not be exercisable during the first twelve (12) months after the date of grant. Thereafter, non-qualified options shall become exercisable as to twenty percent (20%) of the shares covered thereby upon the expiration of twelve (12) months after the date of grant and as to an additional twenty percent (20%) upon the expiration of each of the next four (4) succeeding twelve (12) month periods.

                         (2) To the extent that an option to purchase shares is
not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period.

                         (3) Notwithstanding the foregoing, the Committee may in
its discretion (i) specifically provide for another time or times of exercise or
(ii) accelerate the exercisability of any option subject to such terms and conditions as the Committee deems necessary and appropriate.

                         (4) Except as provided in the Agreement, an option
granted to an employee optionee who ceases to be an employee of the Company or one of its subsidiaries shall be exercisable only to the extent that the right to purchase shares under such option has accrued and is in effect on the date such optionee ceases to be an employee of the Company or one of its subsidiaries.

                         (5) An option granted to an employee optionee who
ceases to be an employee of the Company or one of its subsidiaries because he or she has become permanently disabled, as defined in Section 22(e)(3) of the Code, shall be exercisable by such person or his or her legal representative to the full number of vested shares covered by such option.

                         (6) In the event of the death of any optionee, the
option granted to such optionee may be exercised to the full number of vested shares covered thereby, by the estate of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of such optionee.

                         (7) Notwithstanding the foregoing and subject to the
provisions of Section 11, the Committee shall have the authority to extend, accelerate or change, but not in a manner adverse to the optionee, the vesting of any outstanding option in circumstances in which it deems such action to be appropriate.

        10.     Transferability.

        The right of any optionee to exercise any option granted to him or her shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution, and any such option shall be exercisable during the lifetime of such optionee only by him, her or it. Any option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof or levy of execution, attachment, divorce, trustee process or similar process, whether legal or equitable, upon such option.

        11.     Recapitalizations, Reorganizations and the Like.

                (a) In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which options may be granted under the Plan and as to which outstanding options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

                (b) In addition, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company, including without limitation by way of merger or consolidation, or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock may, in its discretion, deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Committee may cancel all outstanding options in exchange for consideration in cash or in kind which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration by the optionee, his or her option shall immediately terminate and be of no further force and effect. The value of the stock or other securities the optionee would have received if the option had been exercised shall be determined in good faith by the Committee of the Company, and in the case of shares of the Common Stock of the Company, in accordance with the provisions of Section 7 hereof. In addition, the Committee shall have the power and right to accelerate the exercisability of any options upon such a sale, conveyance or

Change in Control. Upon such acceleration, any options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options. A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock of the Company, shall acquire, whether by purchase, exchange, tender offer, merger, consolidation or otherwise, such additional shares of the Company's Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Company's Common Stock outstanding.

                (c) Upon dissolution or liquidation of the Company, all options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her option to the extent then exercisable.

                (d) No fraction of a share shall be purchasable or deliverable upon the exercise of any option, but in the event any adjustment hereunder of the number of shares covered by the option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest whole number of shares.

                (e) If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Committee shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 425(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Committee may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old option, or substitution of a new option for the old option, in conformity with the provisions of such Section 425(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

        12.     No Special Employment Rights.

        Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any subsidiary) or interfere in any way with the right of the Company (or any subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. An authorized leave of absence, or absence in military or government service, shall not constitute termination of employment for purposes of the Plan.

        13.     Tax Withholding.

        To the extent required by law, the Company shall withhold or cause to be withheld income and other taxes with respect to any income recognized by an optionee by reason of the exercise or vesting of an option, and as a condition to the receipt of any option the optionee shall agree that if the amount payable to him by the Company in the ordinary course is insufficient to pay such taxes, then he shall upon the request of the Company pay to the Company an amount sufficient to satisfy its tax withholding obligations.

        Without limiting the foregoing, the Committee may in its discretion permit any optionee's withholding from the shares to be issued under the option or by accepting delivery from the optionee of shares already owned by him. The fair market value of the shares for such purposes shall be determined as set forth in Section 7. An optionee may not make any such payment in the form of shares of Common Stock acquired upon the exercise of an incentive stock option until the shares have been held by him for at least two (2) years after the date the incentive stock option was granted and at least one (1) year after the date the incentive stock option was exercised. If payment of withholding taxes is made in whole or in part in shares of Common Stock, the optionee shall deliver to the Company certificates registered in his name representing shares of Common Stock legally and beneficially owned by him, fully vested and free of all liens, claims and encumbrances of every kind, duly endorsed or accompanied by stock powers duly endorsed by the record holder of the shares represented by such certificates.

        14.     Restrictions on Issue of Shares.

                (a) Notwithstanding the provisions of Section 8, the Company may delay the issuance of shares covered by the exercise of an option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

                         (i) The shares with respect to which such option has
been exercised are at the time of the issue of such shares effectively registered or qualified as required under applicable Federal and state securities acts now in force or as hereafter amended; or

                         (ii) Counsel for the Company shall have given an
opinion, which opinion shall not be unreasonably delayed, conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

                (b) It is intended that all exercises of options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any option may be exercised, except as otherwise agreed to by the Company in writing.

        15. Purchase for Investment; Rights of Holder on Subsequent
Registration.

        Unless the shares to be issued upon exercise of an option granted under the Plan have been effectively registered under the Securities Act of 1933 (as now in force or hereafter amended, the "Securities Act") the Company shall be under no obligation to issue any shares covered by any option unless the person who exercises such option, in whole or in part, shall give a written representation and undertaking to the Company which is reasonably satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued. In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the Securities Act or other applicable statutes any shares with respect to which an option shall have been exercised, or to qualify any such shares for exemption from the Securities Act or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors and controlling persons from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

        16. Modification of Outstanding Options.

        The Committee may authorize the amendment of any outstanding option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of this Plan.

        17. Approval of Stockholders.

        The Plan shall be subject to approval by the vote of stockholders holding at least a majority of the voting stock of the Company present, or represented, and entitled to vote at a duly held stockholders' meeting, or by written consent of the stockholders as provided for under applicable state law, within twelve (12) months after the adoption of the Plan by the

Board of Directors and shall take effect as of the date of adoption by the Board of Directors upon such approval.

        18.     Prior Grant of Options.

        The Committee may grant options under the Plan prior to such approval, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exercisable prior to such approval.

        19.     Termination and Amendment.

        Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that except as provided in this Section 19, the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 17, increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan, or make any other change in the Plan which requires stockholder approval under applicable law or regulations, including any approval requirement which is a prerequisite for exemptive relief under Section 16 of the Act. The Committee may grant options to persons subject to Section 16(b) of the Act after an amendment to the Plan by the Board of Directors requiring stockholder approval under Section 17, but any such option shall become effective as of the date of grant only upon such approval and, accordingly, no such option may be exerciseable prior to such approval.

        20.     Compliance with Rule 16b-3.

        It is intended that the provisions of the Plan and any option granted thereunder to a person subject to the reporting requirements of Section 16(a) of the Act shall comply in all respects with the terms and conditions of Rule 16b-3 under the Act or any successor provisions. Any agreement granting options to a person so subject shall contain such provisions as are necessary or appropriate to assure such compliance. To the extent that any provision hereof is found not to be in compliance with such Rule, such provision shall be deemed to be modified so as to be in compliance with such Rule, or if such modification is not possible, shall be deemed to be null and void, as it relates to a recipient subject to Section 16(a) of the Act.

        21.     Reservation of Stock.

        The Company shall at all times during the term of the Plan reserve and keep available such number of shares of stock as will be sufficient to satisfy the requirements of the Plan and shall pay all fees and expenses necessarily incurred by the Company in connection therewith.

       22.     Limitation of Rights in the Option Shares.

        An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the options except to the extent that the option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

        23.     Notices.

        Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: Secretary, and, if to an optionee, to the address as appearing on the records of the Company.

        Adopted by the Board of Directors:  May 31, 1996
        Adopted by the Stockholders:  May 31, 1996